                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        Securities Exchange Act of 1934


                               November 1, 2001
               ------------------------------------------------
               Date of report (Date of earliest event reported)


                            ACT Manufacturing, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

        Massachusetts                       0-25560               04-2777507
--------------------------------    ------------------------   -------------------
(State or Other Jurisdiction of     (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                                Identification No.)

                                 2 Cabot Road
                         Hudson, Massachusetts  01749
                   ----------------------------------------
                   (Address of Principal Executive Offices)


                                (978) 567-4000
              --------------------------------------------------
              Registrant's telephone number, including area code


                        Exhibit Index Located on Page 4
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                                      -2-


Item 5. Other Events.

   On October 31, 2001, ACT Manufacturing, Inc. (the "Company") reported results for the third quarter ended September 30, 2001. The Company's press release is filed as Exhibit 99.1 to this report and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   The following financial statements and exhibits are filed as part of this report, where indicated:

   (a)  Financial statements of the business acquired.  Not applicable.

   (b)  Pro forma financial information.  Not applicable.

   (c)  Exhibits.
        --------

Exhibit No.   Description
-----------   -----------

99.1          Press release dated October 31, 2001.
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                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ACT Manufacturing, Inc.


Date: November 1, 2001              By:  /s/John A. Pino
                                         --------------------------------------
                                         John A. Pino
                                         President, Chief Executive Officer and
                                         Chairman
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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press release dated October 31, 2001.